SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 15, 2007
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02      Results of Operations and Financial Condition

Item 2.05      Costs Associated with Exit or Disposal Activities

Item 8.01      Other Events

Item 9.01      Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1     Earnings Press Release and Furnished Financial Tables

Exhibit 99.2     Filed GAAP Quarterly Financial Statements

Exhibit 99.3     Furnished Revised 2005 and 2006 Supplemental Financial Information

Item 2.02	Results of Operations and Financial Condition

On February 20, 2007, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended January 31, 2007 entitled “HP Reports First Quarter 2007 Results.” The text of this press release, with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) solely as a result of being included in Exhibit 99.1.

HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets and certain segment information for the fiscal quarter ended January 31, 2007 also are filed herewith as Exhibit 99.2. The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for HP’s first fiscal quarter ended January 31, 2007 and prior periods is included in the tables that are a part of Exhibit 99.1. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, or cash and cash equivalents prepared in accordance with GAAP.

At the beginning of each fiscal year, HP conducts a review of its financial reporting structure and determines whether changes should be made to align its financial reporting more closely with its business structure. As a result of HP’s fiscal 2007 review, HP has implemented certain fiscal 2007 organizational realignments. To provide improved visibility and comparability, HP has reflected these realignments in prior periods on an as-if basis. The changes reflect only revenue shifts among the business units within the Enterprise Storage and Servers and HP Services segments. There was no impact to segment-level revenue, and none of these changes impacts HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share. Supplemental financial tables illustrating the impact by business unit of these organizational realignments are attached hereto as Exhibit 99.3. Exhibit 99.3 is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act.

Item 2.05	Costs Associated with Exit and Disposal Activities

In connection with the retirement plan changes discussed under Item 8.01 below, on February 15, 2007 HP determined that it will offer a voluntary early retirement program to U.S. employees impacted by those changes whose combined age and years of service exceed certain levels. Eligible U.S. employees who apply to participate in the program and are accepted will exit the company by May 31, 2007. In connection with the early retirement program, HP will record a one-time charge in its second fiscal quarter of 2007. The exact amount of the charge will depend upon the level of participation in the program, but HP does not expect the charge to exceed the amount of the pension curtailment gain that will be incurred in connection with the retirement plan changes. HP expects predominately to fund the cash expenditures to be incurred in connection with the early retirement program using available U.S. pension plan assets. HP expects to replace the majority of the employees who participate in the early retirement program.

Item 8.01	Other Events

On February 20, 2007, HP announced that, effective January 1, 2008, it will freeze its U.S. defined benefit pension plan for employees currently accruing benefits under the plan and that, effective July 1, 2007, it will reduce eligibility for its subsidized retiree medical program in order to align HP’s U.S. retirement programs more closely with industry-competitive practices. Employees affected by the pension plan changes will not lose any benefits earned prior to January 1, 2008, and on that date will begin receiving the 6% match on amounts contributed to the HP 401(k) Plan currently available to other U.S. employees. Eligible employees affected by the changes to the retiree medical program may participate in the non-subsidized retiree medical program and receive retiree medical savings account credits to help pay premium costs. As a result of these actions, HP estimates that it will recognize a one-time pension curtailment gain of approximately $500 million in its second fiscal quarter of 2007.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter ended January 31, 2007, entitled “HP Reports First Quarter 2007 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, and segment information for the fiscal quarter ended January 31, 2007 (filed herewith).

Exhibit 99.3	HP’s revised business unit revenue for fiscal 2005 and 2006 and certain supplemental financial tables (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 20, 2007	By:	/s/ Charles N. Charnas

	Name:	Charles N. Charnas
	Title:	Acting General Counsel, Vice President, and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter ended January 31, 2007, entitled “HP Reports First Quarter 2007 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, and segment information for the fiscal quarter ended January 31, 2007 (filed herewith).

Exhibit 99.3	HP’s revised business unit revenue for fiscal 2005 and 2006 and certain supplemental financial tables (furnished herewith).